UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2012

Boston Financial Tax Credit Fund VIII, A Limited Partnership

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-26522 (Commission File Number)	04-3205879 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

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Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 8, 2012, Boston Financial Tax Credit Fund VIII, A Limited Partnership, a Massachusetts  limited partnership (the “Partnership”), intends to mail a letter to all of its limited partners which discusses the Partnership’s views with respect to a tender offer being conducted by a limited partner of the Partnership.  A copy of the letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

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Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Letter to limited partners regarding tender offer

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL TAX CREDIT FUND VIII, A LIMITED PARTNERSHIP By: Arch Street VIII Limited Partnership, its General Partner By: Arch Street VIII, Inc., its General Partner
Date: June 8, 2012	By: :	/s/ Kenneth J. Cutillo Kenneth J. Cutillo President